SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 14, 2000


                  MDCM HOLDINGS, INC. f/k/a MORTGAGE.COM, INC.
             (Exact name of registrant as specified in its charter)


         Florida                        000-26787                65-0435281
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                   File No.)           Identification No.)


7900 Red Road, Penthouse
Miami, Florida                                                    33143
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number including area code: 305-662-8886


1643 North Harrison Parkway
Sunrise, Florida                                                  33323
          (Former name or former address, if changed since last report)







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Item 3.  Bankruptcy or Receivership

         (a) On December 14, 2000, a Notice of Assignment was filed in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03, whereby Lewis B. Freeman was noticed as Assignee for the Benefit of Creditors of Mortgage.com, Inc. pursuant to Fla. Stat. ch. 727.

                 On December 14, 2000, an Oath of Assignor ("Oath of Assignor") was filed in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. The Oath of Assignor was executed by Seth Werner, President and Chief Executive Officer of Mortgage.com, Inc., and stated that Mortgage.com, Inc. had executed an Assignment for the Benefit of Creditors (the "Assignment"). The Assignment places all of Mortgage.com, Inc.'s assets in the hands of its Assignee, Lewis B. Freeman, which is to be divided among the creditors in accordance with their demands, their legal rights, and statutory guidelines with regard to the priority of claims.

                 On December 14, 2000, Lewis B. Freeman, Assignee, filed a Petition for Assignment for the Benefit of Creditors in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03 (the "Assignment"). The Assignment is executed by Seth Werner, President and Chief Executive Officer of Mortgage.com, Inc., as Assignor, and Lewis B. Freeman, as Assignee. The Assignment includes a number of schedules containing a list of: (i) secured creditors, (ii) wages claimed, (iii) consumer deposits, (iv) taxes owed,
                 (v) unsecured claims and (vi) shareholders.

                 On December 14, 2000, Seth Werner, President and Chief Executive Officer of Mortgage.com, Inc., executed and filed a Verification of Assignment to Lewis B. Freeman by Mortgage.com, Inc.; Verification of Schedules of Mortgage.com, Inc. and Acceptance of Assignment Under Oath by Lewis B. Freeman (the "Verifications") in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. The Verifications confirm that the assignment of all the rights, title and interest in all the assets of Mortgage.com, Inc., as described in the Assignment has occurred.

                 On December 15, 2000, Lewis B. Freeman, Assignee for the Benefit of Creditors of Mortgage.com, Inc., filed an Emergency Ex Parte Motion by Assignee for Authorization to Conduct Business of the Assignor for a Limited Period, pursuant to Fla. Stat. Section 727.108(4), in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. The Ex Parte motion seeks an order authorizing Lewis B. Freeman, Assignee, to conduct the business of Mortgage.com, Inc., the Assignor, for a limited period of time, to among other things, meet the payroll of key employees involved in winding down Mortgage.com, Inc.


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                 On December 15, 2000, Lewis B. Freeman, Assignee for the
                 Benefit of Creditors of Mortgage.com, Inc., filed an Ex Parte Motion to Have Pre-Assignment Bank Accounts Remain Open with Name Change, in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. This Ex Parte motion seeks a court order authorizing the Assignee to change the name of the pre-assignment Bank One accounts from Mortgage.com, Inc. to Lewis B. Freeman, Assignee.

                 On December 15, 2000, Lewis B. Freeman, Assignee for the Benefit of Creditors of Mortgage.com, Inc., filed a Notice of Assignee's Retention of Professionals Pursuant to Fla. Stat.
                 Section 727.108(6) and Section 727.111(4) (the "Notice"), in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. The Notice informs creditors, pursuant to Florida Statute, that the Assignee has employed and retained: (i) general counsel, (ii) special counsel and (iii) special California counsel. Additionally, the Assignee has employed forensic accountants and financial investigators to assist the Assignee.

                 On December 15, 2000, Lewis B. Freeman, Assignee for the Benefit of Creditors of Mortgage.com, Inc., filed an Ex Parte Motion by Assignee for an Order Limiting Notice, pursuant to Fla. Stat. Section 727.111(6), in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. This Ex Parte motion seeks a court order limiting notice to only creditors (and excluding notice to over seven-thousand shareholders of Mortgage.com, Inc.) with respect to the notices required by Fla. Stat. Sections 727.111 (3) and (4).

                 On December 18, 2000, Lewis B. Freeman, Assignee for the Benefit of Creditors of Mortgage.com, Inc., filed an Amended Notice of Assignee's Retention of Processionals Pursuant to Fla. Stat. Section 727.108(6) and Section 727.111(4) (the "Amended Notice"), in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. The Amended Notice informs creditors, pursuant to Florida Statute, that the Assignee has employed and retained: (i) general counsel, (ii) special counsel, (iii) special California counsel and (iv) forensic accountants and financial investigators to assist the Assignee.

                 On December 19, 2000, Lewis B. Freeman, Assignee for the Benefit of Creditors of Mortgage.com, Inc., filed an Ex Parte Petition to Set the Amount of the Assignee's Bond, in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. This Ex Parte motion seeks a court order to set the amount of the Assignee's bond at $5,000,000.00.



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                 On December 19, 2000, Judge Stuart M. Simons entered an Order
                 Granting the Emergency Ex Parte Motion by Assignee for Authorization to Conduct Business of the Assignor for a Limited Period, pursuant to Fla. Stat. Section 727.108 (4), in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. This Order authorized the Assignee to conduct the business of Mortgage.com, Inc. for up to sixty (60) days from the date of the Order. Additionally, this Order authorized the Assignee to retain the services of certain key employees, through December 31, 2000, and retain additional key employees for a period of time not to exceed ten days from the date of the Order.

                 On December 19, 2000, Judge Stuart M. Simons entered an Order Granting the Ex Parte Motion to have Pre-Assignment Bank Accounts Remain Open with Name Change, in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. This Order authorized the Assignee to change the name of Mortgage.com, Inc.'s Bank One accounts to Lewis B.
                 Freeman, Assignee. Additionally, this Order authorized the Bank One accounts to remain open for the processing of open receivables from the sale of the mortgages.

                 On December 19, 2000, Judge Stuart M. Simons entered an Order Granting the Ex Parte Motion by Assignee for an Order Limiting Notice, Pursuant to Fla. Stat. Section 727.111(6), in the Eleventh Judicial Circuit Court in Miami-Dade County, Florida, Case No. 00-32262 CA 03. This Order authorized the Assignee to limit notice to only creditors (and to exclude shareholders of Mortgage.com, Inc.) with respect to the notices required by Fla. Stat. Sections 727.111(3) and (4).

                 On December 29, 2000, Seth S. Werner, President and Chief Executive Officer of Mortgage.com, Inc., executed the Articles of Amendment to the Articles of Incorporation of Mortgage.com, Inc. to change the corporate name of said entity to MDCM Holdings, Inc.

                 On January 19, 2001, NASDAQ delivered a letter to Mortgage.com, Inc. advising it that the NASDAQ Staff determined that as of January 19, 2001, Mortgage.com, Inc. had failed to comply with net tangible assets, minimum bid price, market value of public float and financial filing requirements for continued listings as set forth in Marketplace Rules 4330(a)(3) and 4450(f), and that its securities are, therefore, subject to being delisted from the NASDAQ National Market. Accordingly, the NASDAQ Staff has determined to delist Mortgage.com, Inc.'s securities from the Nasdaq Stock Market at the opening of business on January 30, 2001.

                 On February 28, 2001, Judge Stuart M. Simons entered an Order Granting the Ex Parte Motion to Change the Assignor's Corporate Name in the Records



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                 in the Clerk's Office from Mortgage.com, Inc., to MDCM
                 Holdings, Inc. Additionally, Judge Simons ordered that the Court records reflect that the caption of the case pertaining to the assignment of Mortgage.com, Inc. shall be:

                 MDCM Holdings, Inc. f/k/a Mortgage.com, Inc.,

                          Assignor,

                 To:

                 Lewis B. Freeman,

                          Assignee.
                 ----------------------------------------/


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)     Exhibits

                 Exhibit "3"      Articles of Amendment to Articles of
                 -----------      Incorporation of Mortgage.com, Inc. (Changing
                                  the Corporate Name to MDCM Holdings, Inc.)
                                  dated December 29, 2000.

                 Exhibit "99.1"   "Notice of Assignment" dated December 14,
                 --------------   2000.

                 Exhibit "99.2"   "Oath of Assignor" dated December 14, 2000.
                 --------------

                 Exhibit "99.3"   "Petition for Assignment for the Benefit of
                 --------------   Creditors" dated December 14, 2000.

                 Exhibit "99.4"   "Verification of Assignment to Lewis B.
                 --------------   Freeman by Mortgage.com, Inc.; Verification of
                                  Schedules of Mortgage.com, Inc. and Acceptance of Assignment Under Oath by Lewis B. Freeman" dated December 14, 2000.

                 Exhibit "99.5"   "Emergency Ex Parte Motion by Assignee for
                 --------------   Authorization to Conduct Business of the
                                  Assignor for a Limited Period, Pursuant to
                                  Florida Section 727.108(4)" dated December 15,
                                  2000.

                 Exhibit "99.6"   "Ex Parte Motion to Have Pre-Assignment Bank
                 --------------   Accounts Remain Open with Name Change" signed
                                  December 15, 2000.

                 Exhibit "99.7"   "Notice of Assignee's Retention of
                 --------------   ProfessionalsPursuant to Florida Statutes
                                  Section 727.108(6) and Section 727.111(4)"
                                  dated December 15, 2000.


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                 Exhibit "99.8"   "Ex Parte Motion by Assignee for Order
                 --------------   Limiting Notice, Pursuant to Florida Statutes
                                  Section 727.111(6)" dated December 15, 2000.

                 Exhibit "99.9" "Amended Notice of Assignee's Retention of -------------- Professionals Pursuant to Florida Statutes
                                  Section 727.108(6) and Section 727.111(4)"
                                  filed December 18, 2000.

                 Exhibit "99.10" "Ex Parte Petition to Set Amount of Assignee's --------------- Bond" dated December 19, 2000.

                 Exhibit "99.11" "Order Granting Emergency Ex Parte Motion by --------------- Assignee for Authorization to Conduct Business
                                  of the Assignor for a Limited Period, pursuant to Florida Statutes Section 727.108(4)" dated December 19, 2000.

                 Exhibit "99.12" "Order Granting Ex Parte Motion to Have Pre- --------------- Assignment Bank Accounts Remain Open with Name
                                  Change" dated December 19, 2000.

                 Exhibit "99.13" "Order Granting Ex Parte Motion by Assignee --------------- for Order Limiting Notice, Pursuant to Florida
                                  Statutes Section 727.111(6)" dated
                                  December 19, 2000.

                 Exhibit "99.14" Press Release entitled "Lewis B. Freeman --------------- Assignee for the Benefit of Creditors of
                                  Mortgage.com" dated December 14, 2000.

                 Exhibit "99.15" Letter from NASDAQ to Mark Raymond, Esq. dated --------------- January 19, 2001.

                 Exhibit "99.16" Press Release entitled "Public Announcement of --------------- Mortgage.com, Inc." dated January 26, 2001.

                 Exhibit "99.17" "Order Granting Ex Parte Motion to Change --------------- Assignor's Corporate Name in Records in
                                  Clerk's Office" dated February 28, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

                                    MDCM HOLDINGS, INC. f/k/a MORTGAGE.COM, INC.
                                    (Registrant)


March 21, 2001                      By:     /s/ Lewis B. Freeman, Assignee
                                       -----------------------------------------
                                       Lewis B. Freeman, Assignee for the
                                       Benefit of Creditors of MDCM Holdings,
                                       Inc. f/k/a Mortgage.com, Inc.









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